UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): October 13, 2026

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd. Virginia Beach, VA	23452
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WHLR	Nasdaq Capital Market
Series B Preferred Stock	WHLRP	Nasdaq Capital Market
Series D Cumulative Convertible Preferred Stock	WHLRD	Nasdaq Capital Market
7.00% Subordinated Convertible Notes due 2031	WHLRL	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

Background

On October 13, 2026, Wheeler Real Estate Investment Trust, Inc. (the “Company”) entered into a Note Purchase Agreement (the “Initial Purchase Agreement”) with an unaffiliated investor (the “Initial Note Investor”), pursuant to which the Company agreed to issue and sell to the Initial Note Investor a Promissory Note in the principal amount of $1,000,000.00 (the “Initial Note”). Following the execution of the Initial Purchase Agreement and prior to the Company’s filing of the registration statement for the Amortization Stock (as defined below), the Company may enter into Note Purchase Agreements (together with the Initial Purchase Agreement, the “Purchase Agreements”) with other investors (together with the Initial Note Investor, the “Note Investors”) providing for the issuance and sale of additional Notes (the “Additional Notes”, and together with the Initial Note, the “Notes”). The Additional Notes will be issued on the same terms as the Initial Note.

The Notes will be issued in denominations of $1,000,000.00 principal amount and integral multiples thereof and in the aggregate principal amount of up to $25,000,000.00 (the “Maximum Aggregate Principal Amount”).

The Notes will be issued on a date that is no later than the 5th business day following the date on which all closing conditions (which include (i) the approval by the Company’s stockholders of the issuance or potential issuance of more than 19.99% of outstanding shares of the Company’s common stock, $0.01 par value per share (“Common Stock”) pursuant to the Notes in accordance with Nasdaq Listing Rule 5635(d) (the “Stockholder Approval”), and (ii) the effectiveness of the registration statement) have been satisfied. The closings under the Purchase Agreements will occur even if the Company issues and sells the Notes in an aggregate principal amount that is less than the Maximum Aggregate Principal Amount.

Terms of the Notes

The Notes will mature on the 18-month anniversary of their issuance date, and will bear interest at a rate of 0.00% per annum.

Beginning on the first trading day following the date of a Note’s issuance and continuing on each subsequent trading day for so long as there is an outstanding principal amount on the Note, the Company will make to a Note Investor, in repayment of the Note, an amortization payment equal to 0.4% of the Note’s original principal amount. The Company will be entitled to change such amortization rate to a percentage that is equal to or greater than 0.2% and not to exceed 0.6% of the original principal amount commencing with the 1st trading day of the following calendar month by delivering a written notice to the Note Investor on or before the 25th day of the prior calendar month.

The Company will make these amortization payments by issuance to the Note Investors of shares of Common Stock (the “Amortization Stock”) at a value equal to the closing price per share of the Common Stock on the Nasdaq Capital Market on the trading day immediately preceding the applicable amortization payment date. However, if, at the time of the relevant amortization payment:

●	such value is less than $0.25 per share of Common Stock (the “Floor Price”);

●	the Amortization Stock is not registered for resale on an effective registration statement;

●	the Amortization Stock is not listed on the Nasdaq Capital Market; or

●	the Amortization Stock is not DWAC eligible or is subject to a “DTC chill”;

then such amortization payment will be made in cash.

The Company will have the right to repay the outstanding principal amount of the Notes or any portion thereof in cash, at any time and without penalty.

The Notes will rank pari passu with each other, and the Company will not make any payment under the Notes except as will be shared ratably between the Note Investors.

Beneficial Ownership Limitations

The relevant sections of the Company’s charter provide that, subject to certain exceptions, no person or entity may actually or beneficially own, or be deemed to own by virtue of the applicable constructive ownership provisions of the Internal Revenue Code of 1986, as amended, more than 9.8% (in value or in number of shares, whichever is more restrictive) of the aggregate of the outstanding shares of Common Stock, or 9.8% in value of the aggregate of the outstanding shares of all classes and series of the Company’s stock, in each case excluding any shares of Common Stock that are not treated as outstanding for U.S. federal income tax purposes.

If a Note Investor provides evidence to the Company that the issuance of Amortization Stock to such Note Investor would exceed these ownership limits as they apply to that investor, then the corresponding amortization payment will be made so as to comply with the relevant limits, whether through the provision of an excepted holder limit, payment in cash, or otherwise (as determined by the Company in its sole discretion).

Terms of the Purchase Agreements

Under the Purchase Agreements, the purchase price for each Note will be payable in shares of the Company’s Series D Cumulative Convertible Preferred Stock (the “Series D Preferred Stock”). The number of shares of the Series D Preferred Stock to be delivered by each Note Investor as consideration for a Note will be determined by dividing (i) the principal amount of such Note by (ii) the Series D Preferred Stock liquidation preference of $25.00 per share, plus an amount equal to any accrued and unpaid dividends thereon through the day immediately preceding the closing date under the Purchase Agreement.

The Company’s obligation to close under the Purchase Agreements and to issue the Notes to the Note Investors will be subject to:

●	the Company’s receipt of the Stockholder Approval; and

●	the effectiveness of the registration statement covering the resale of all of the shares of the Amortization Stock issuable pursuant to the Notes.

The Purchase Agreements will not contain any conditions to the Note Investors’ obligations to close under the Purchase Agreements and to purchase the Notes.

Registration Rights Agreements

In connection with the Initial Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Initial Note Investor (the “Initial Registration Rights Agreement”), and will enter into Registration Rights Agreements with any other Note Investors on the same terms (together with the Initial Registration Rights Agreement, the “Registration Rights Agreements”).

Pursuant to the Registration Rights Agreements, the Company will be required to file with the Securities and Exchange Commission (the “SEC”) a registration statement to register the resale of the Amortization Stock issuable pursuant to the Notes within 60 days following the Stockholder Approval, and to use commercially reasonable efforts to cause such registration statement to be declared effective by the SEC as soon as reasonably practicable, and in any event by the date that is the earliest of (A) 90 days following the date of filing if the SEC informs the Company that it will review the registration statement, and (B) 10 trading days after the Company’s receipt of the SEC’s notification that the registration statement will not be reviewed or that all comments related to the registration statement have been cleared.

The foregoing descriptions of the Notes, the Purchase Agreements and the Registration Rights Agreements do not purport to be complete and are qualified by reference to the full text of the forms of those documents, which are attached to this Current Report on Form 8-K as Exhibits 4.1, 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth in Item 1.01 above related to the private placement are incorporated by reference into this Item 3.02. The offer, sale and issuance of the Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security.

Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “may” and “will” or the negative of these terms or other words of similar meaning, although not all forward-looking statements contain these identifying words, and include statements about the Company’s entry into any Purchase Agreements and Registration Rights Agreements, the aggregate principal amount of the Notes ultimately issued, the Company’s ability to obtain the Stockholder Approval, the filing and effectiveness of the registration statement, the timing and completion of the closings under the Purchase Agreements, and the issuance of Amortization Stock pursuant to the Notes. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this Current Report on Form 8-K, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, or to reflect any change in our expectations with regard thereto or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Form of Promissory Note
10.1*	Form of Note Purchase Agreement
10.2*	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

*	The exhibits and schedules to the Purchase Agreement and the Registration Rights Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish copies of any such exhibits or schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ M. Andrew Franklin
	Name:	M. Andrew Franklin
	Title:	Chief Executive Officer and President

Dated: October 13, 2026

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